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                                  TRANS-LUX CORPORATION

                      1989 Non-Employee Director Stock Option Plan
                      (As Amended at the Board of Directors Meeting
                 held September l9, l996 and Effective November l, l996)


              1. Purpose: The purpose of this Plan is to enable the Corporation to attract and keep non-employee persons of requisite business experience to serve on the Board of Directors of the Corporation by offering them an opportunity to participate in the growth and development of the Corporation through stock ownership, and to thereby provide additional incentive for them to promote the success of the business.

              2. Stock Subject to the Plan: The shares of stock to be offered pursuant to this Plan shall be shares of the Corporation's authorized common capital stock, and may be unissued shares or reacquired shares. The aggregate number of shares which may be delivered upon exercise of all options granted under the Plan shall not be more than 30,000* shares, subject to adjustment as provided in the Plan. Shares subject to but not delivered under any option terminating or expiring for any reason prior to the exercise thereof by the optionee in full shall be deemed available for options thereafter granted during the continuance of the Plan.

              3. Administration of the Plan: The Compensation Committee of the Board of Directors (hereinafter called "Committee"), subject to the provisions of the Plan, shall have plenary authority in its sole discretion to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it.

              4.  Non-Employee Directors to Whom Options May be Granted:
         Subject to the terms and conditions set forth herein, the
         Corporation:

                   (a) hereby grants to each Non-Employee Director who is a member of the Board on the Effective Date of this Plan, options to purchase shares based on the following schedule of Years of Service (as of the Effective Date) which each such person has served as a member of the Board.

                   Years of Service        No. of Options (Cumulative)
                   ----------------        --------------
                   Less than 5                             500
                    5 or more                            1,000
                   10 or more                            1,500
                   20 or more                            2,500

         ----------
         * Increase approved at Board of Directors Meeting September 19, l996.

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                   (b) shall grant to each Non-Employee Director who
         receives an option hereunder an option to purchase additional shares based on the following schedule of Years of Service which each such person has served as a member of the Board after the Effective Date.

                   Years of Service        No. of Options (Non-Cumulative)
                   ----------------        --------------

                    5th full year              500
                   10th full year              500
                   20th full year            1,000

                   (c) shall grant to each Non-Employee Director who is hereafter elected to the Board an option to purchase 500 shares on the date of election to the Board. Such persons shall also be entitled to the grant of options in accordance with (b) above.

              For purposes hereof, Year of Service shall mean a calendar year or aggregate portions thereof during which a Director is a Non-Employee Director. A Non- Employee Director shall mean a person who is or becomes a Director of the Corporation and is not an employee of the Corporation.

                   (d) shall grant to each Non-Employee Director additional options to purchase additional shares in an amount equal to (i) the number of options granted under Section 4(a) (x) which have previously expired, on the effective date of this amendment to the Plan, or (y) which hereafter expire, on the date of expiration of such option, and (ii) which were heretofore exercised or hereafter are exercised, on the later to occur of (x) four (4) years from the date of grant, (y) the date of exercise of such exercised option or (z) the effective date of this amendment to the Plan.

              5. Option Price: The purchase price of the shares of common stock which shall be covered by each option shall be 100% of the fair market value of such shares as of the date of the granting of the option. Such fair market value shall be deemed to be the mean of the high and low prices of the common stock of this Corporation as quoted on a national securities exchange(s) on the day on which the option shall be granted and such option by its terms shall not be exercisable after the expiration of six (6) years from the date such option is granted.

              6. Duration of Options: The duration of each option shall be not more than six (6) years from the date of the granting thereof, but may be for a lesser term as shall be fixed by the Board of Directors, but shall be subject to earlier termination as hereinfter provided.

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              7.  Exercise of Options:  An option when and after it becomes exercisable may be exercised at any time, or from time to time during its term as to any part of or all of the shares which shall be optioned, provided, however, that:

                  (a) an option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the option if the same be less than 100 shares);

                  (b) the purchase price of the shares as to which an option shall be exercised shall be paid in full in cash and/or by delivery of common stock of the Corporation valued at the fair market value of such common stock as determined in paragraph 5 on the date of exercise;

                  (c) each option shall be subject to the following additional conditions precedent and restrictions thereon with respect to its exercise:

                        (i) Each Non-Employee Director to whom an option is granted under the Plan must remain as a Director of the Corporation for one year from the date the option is granted or such shorter period as permitted by the Committee before he shall have the right to exercise any part thereof. Thereafter all or any part of the shares covered by each option may be purchased at any time or from time to time during the option period, provided, however, that no option may be exercised unless the optionee is at the time of such exercise a Director of the Corporation.

                        (ii) No option shall be transferable by an optionee otherwise than by Will or by the laws of descent and distribution and is exercisable during optionee's lifetime only by the optionee.

                        (iii) Each optionee shall agree that optionee will purchase the optioned shares for investment and not with any present intention to resell the shares.

                        (iv) No shares acquired on exercise of options may in any event be sold or otherwise disposed of for value within six
         (6) months of the date of grant of the options whether or not the shares are registered under the Securities Act of l933 except on a sale to the Corporation in accordance with Rule l6b-3(d) and (e).

              8.  Limitations on Participation:

                  (a) If an optionee shall cease to be a Director of the Corporation for any reason (other than death or disability), he may, but only within the 90 days next succeeding such cessation of directorship, exercise his option to the extent that he was entitled to exercise it at the date of such cessation, unless he was removed for cause by the stockholders. If an optionee shall be removed for cause, his option shall terminate on the date of

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         such removal and he shall forfeit any and all rights which may have accrued prior thereto. All options to the extent not exercisable on the date of cessation of directorship shall be forfeited.

                  (b) In the event of death of an optionee while a Director of the Corporation, the option theretofore granted to him shall be exercisable only within nine months next following the date of his death by the person or persons to whom the optionee's rights under the option shall pass by the optionee's Will or the laws of descent and distribution, or within six months after the date of the appointment of an administrator or executor of the estate of such optionee, whichever date shall sooner occur, and then only if and to the extent that he was entitled to exercise it at the date of his death, provided, however, that he shall be deemed to be so entitled even if such death shall have taken place prior to the expiration of one year from the date of the granting of the option, anything in this Plan to the contrary notwithstanding.

                  (c) In the event that an optionee becomes permanently and totally disabled and resigns as a Director, the optionee may, but only within one year next succeeding the day of the commencement of such disability, exercise his option to the extent that he was entitled to exercise his option, but in no event after the expiration of the option. For this purpose, an optionee shall be considered permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.
         An optionee shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require. The Committee's determination of whether the optionee is permanently and totally disabled shall be final and absolute, and shall not be subject to question by the optionee, a representative of the optionee, or the Corporation.

              9. Adjustments Upon Changes in Capitalization: In the event of changes in the outstanding common stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, or liquidations, the number and class of shares availble under the Plan and the aggregate and the maximum number of shares as to which options may be granted to any Non-Employee Director shall be correspondingly adjusted by the Committee. No adjustment shall be made in the minimum number of shares which may be purchased at any time.

              10. Effectiveness of the Plan: The Plan shall become effective on such date as the Board of Directors shall determine, but only after:

                   (a) if not previously listed, the shares of the common stock reserved for the Plan shall have been duly listed, upon official notice of issuance, upon the national exchange whereon

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         they are traded and registered under the Securities Exchange Act of 1934, as amended; and

                   (b) the Board of Directors shall have been advised by counsel that all applicable legal requirements have been complied with.

         Notwithstanding the foregoing, if all conditions are satisfied or inapplicable, the Effective Date for purposes of paragraph 4 shall be the date of adoption by the Board of Directors.

              11. Time of Granting Options: Whenever a director is eligible under paragraph 4 for the receipt of an option, the Corporation shall forthwith send notice thereof to the designee. The date of eligibility shall be the date of granting the option to such participant for all purposes of this Plan. The notice shall be in the form of a Grant approved by the Board of Directors of this Corporation.

              12. Termination and Amendment of the Plan: The Plan shall terminate on December 31, 1999, and an option shall not be granted under the Plan after that date. The Board of Directors may at any time, or from time to time, modify or amend the Plan including the form of option agreement, in such respects as it shall deem advisable in order that options shall conform to any change in the law, or in any other respects.


                                By Order of the Board of Directors

                                 TRANS-LUX CORPORATION



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